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EXHIBIT 21.1
SUBSIDIARIES OF REGISTRANT

Name:      Vidipax, Inc.

Jurisdiction of incorporation
  Or organization:    New York
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Other Business Names: N/A

Name:      Loudeye Technologies UK Ltd.

Jurisdiction of incorporation
  Or organization:    United Kingdom

Other Business Names: N/A
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Name:      Loudeye Enterprise Communications

Jurisdiction of incorporation
  Or organization:    Delaware

Other Business Names: N/A
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Name:      Loudeye Sample Services, Inc.

Jurisdiction of incorporation
  Or organization:    Delaware

Other Business Names: N/A
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Name:      Monstar Labs Limited

Jurisdiction of incorporation
  Or organization:    New Zealand

Other Business Names: N/A
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Name:      Addition Systems, Inc.

Jurisdiction of incorporation
  Or organization:    Delaware

Other Business Names: N/A
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Name:     TT Holding Corp.

Jurisdiction of incorporation
  Or organization:    Delaware

Other Business Names: N/A
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Name:     Technology Education Network, Inc.

Jurisdiction of incorporation
  Or organization:    Delaware

Other Business Names: Streampipe
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Name:     Rapid Infusion Corp.

Jurisdiction of incorporation
  Or organization:    New York

Other Business Names: N/A
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Name:     SOS Technology Corp.

Jurisdiction of incorporation
  Or organization:    New York

Other Business Names: N/A
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Name:     SPI Acquisition Corp.

Jurisdiction of incorporation
  Or organization:    New York

Other Business Names: N/A
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Name:     TEN International, Inc.

Jurisdiction of incorporation
  Or organization:    Delaware

Other Business Names: N/A